UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  4/20/09

BAYLAKE CORP

(Exact name of registrant as specified in its charter)

Commission File Number:  001-16339

WI	39-1268055
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

217 North Fourth Avenue, P O Box 9, Sturgeon Bay, WI 54235-0009

(Address of principal executive offices, including zip code)

920-743-5551

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On April 20, 2009, Baylake Corp. issued a press release reporting its earnings for the three months ended March 31, 2009. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAYLAKE CORP

Date: April 20, 2009	By:	/s/ Kevin L. LaLuzerne
Kevin L. LaLuzerne
Chief Financial Officer and Treasurer

Exhibit Index

Exhibit No	Description
EX-99.1	Press release